Long-term debt - Additional Information (Detail) (USD $)	Dec. 31, 2012	Nov. 26, 2012 BNY Capital IV	Dec. 31, 2011 BNY Capital IV	Nov. 26, 2012 BNY Capital V	Dec. 31, 2011 BNY Capital V	Dec. 31, 2012 Series A Noncumulative Perpetual Preferred Stock	Jun. 20, 2012 Series A Noncumulative Perpetual Preferred Stock
Notes and debentures that mature in 2013	$ 1,610,000,000
Notes and debentures that mature in 2014	4,360,000,000
Notes and debentures that mature in 2015	3,660,000,000
Notes and debentures that mature in 2016	1,850,000,000
Notes and debentures that mature in 2017	1,250,000,000
Long term debt redeemable in 2013	407,000,000
Carrying value	1,068,000,000					500,000,000	500,000,000
Interest rate		6.875%	6.88%	5.95%	5.95%
Liquidation amount per security		$ 25		$ 25
Liquidation amount		$ 200,000,000		$ 350,000,000